UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024
AMERICAN AIRLINES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting of Stockholders of American Airlines Group Inc. (the “Company”), held on June 5, 2024, the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”):
Proposal 1: Election of Directors.
The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Adriane M. Brown	300,358,749	7,813,839	1,843,375	135,658,511
John T. Cahill	301,156,391	6,941,028	1,918,544	135,658,511
Michael J. Embler	300,987,777	7,094,220	1,933,966	135,658,511
Matthew J. Hart	300,032,009	8,038,636	1,945,318	135,658,511
Robert D. Isom	300,884,566	7,298,770	1,832,626	135,658,511
Susan D. Kronick	297,282,992	10,887,865	1,845,106	135,658,511
Martin H. Nesbitt	270,222,397	37,916,243	1,877,323	135,658,511
Denise M. O’Leary	296,863,581	11,314,221	1,838,161	135,658,511
Vicente Reynal	294,704,212	13,403,701	1,908,049	135,658,511
Gregory D. Smith	299,011,620	9,122,461	1,881,882	135,658,511
Douglas M. Steenland	298,521,954	9,567,264	1,926,744	135,658,511
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
431,681,000	9,772,266	4,221,208

Proposal 3: Advisory Vote to Approve Executive Compensation.
The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
235,024,622	50,820,106	24,171,235	135,658,511
Proposal 4: Approve an Amendment to the Certificate of Incorporation to Allow the Bylaws to be Amended by Simple Majority Vote.
The stockholders did not approve the proposal that the Company amend its Certificate of Incorporation to allow future amendments to its Bylaws by simple majority vote of its stockholders.

For	Against	Abstain	Broker Non-Votes
300,997,604	7,376,263	1,642,095	135,658,511

Proposal 5: Approve an Amendment to the Certificate of Incorporation to Allow All Other Provisions of the Certificate of Incorporation to be Amended by Simple Majority Vote.
The stockholders did not approve the proposal that the Company amend its Certificate of Incorporation to allow all other provisions of the Certificate of Incorporation to be amended in the future by simple majority vote of its stockholders.

For	Against	Abstain	Broker Non-Votes
300,690,579	7,648,708	1,676,675	135,658,511

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 5, 2024	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Corporate Secretary